UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 25, 2020
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Better Choice Company Inc.
(Exact name of Registrant as Specified in its Charter)
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Delaware	333-161943	26-2754069
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
164 Douglas Road East
Oldsmar, Florida 34677
(Address of Principal Executive Offices) (Zip Code)
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(Registrant's Telephone Number, Including Area Code): (646) 846-4280
N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement

On November 25, 2020, Better Choice Company Inc. (the “Company”) entered into the fifth amendment (the “Amendment”) to the Loan Facilities Letter Agreement dated December 19, 2019 (the “Facilities Agreement”), extending the maturity date of the term loan to January 15, 2021.
Item 9.01.    Financial Statements and Exhibits
(d)Exhibits.

Exhibits	Description

10.1
Fifth Amendment to Loan Facilities Letter Agreement by and among the Company, Halo, Purely for Pets, Inc., a Delaware corporation, TruPet LLC, a Delaware limited liability company, Bona Vida, Inc., a Delaware corporation, and the lenders party thereto

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Better Choice Company Inc.

	By:	/s/ Werner von Pein
	Name:	Werner von Pein
	Title:	Chief Executive Officer

December 2, 2020
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